UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 19, 2015

VIVUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33389	94-3136179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

351 EAST EVELYN AVENUE

MOUNTAIN VIEW, CA 94041

(Address of principal executive offices, including zip code)

(650) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 19, 2015, VIVUS, Inc., or the Company, entered into a Second Amended and Restated Change of Control and Severance Agreement, or the Amended Agreement, with Svai S. Sanford, Chief Financial Officer and Chief Accounting Officer and a named executive officer of the Company, effective as of June 19, 2015, which superseded and replaced the Participation Agreement entered into with the Company on July 10, 2013 with respect to the Change in Control and Severance Plan.  The Amended Agreement provides for the following:

•                  Under the Amended Agreement, Cause shall mean (i) gross negligence or willful misconduct in the performance of the named executive officer’s duties to the Company where such gross negligence or willful misconduct has resulted or is likely to result in substantial and material damage to the Company or its subsidiaries; (ii) repeated unexcused absences from the Company; (iii) commission of any act of fraud with respect to the Company; or (v) conviction of a felony or a crime involving moral turpitude and causing material harm to the standing and reputation of the Company, in each case as determined in good faith by the Board of Directors of the Company, or the Board.

•                  Under the Amended Agreement, Good Reason shall mean the named executive officer’s voluntary termination, upon 30 days prior written notice to the Company, after any one of the following events: (i) a material reduction or change in job duties, responsibilities and requirements inconsistent with the named executive officer’s position with the Company and the named executive officer’s prior duties, responsibilities and requirements; (ii) a material reduction in the authority, duties, or responsibilities of the supervisor to whom the named executive officer is required to report; (iii) a material reduction of the named executive officer’s base compensation; or (iv) the named executive officer’s refusal to relocate to a facility or location more than 30 miles from the Company’s current location; provided, however, that (A) a voluntary termination of the named executive officer for any events listed under (i) through (iv) above shall not constitute Good Reason if such event or events are cured by the Company within 30 days after receipt of written notice from the named executive officer of the named executive officer’s intent to terminate employment and (B) a voluntary termination of the named executive officer for any events listed under (i) and (ii) above shall not constitute Good Reason if a material reduction or change in job duties, responsibilities and requirements is, directly or indirectly, the result of a Company-wide reduction in budgets that affects each Company business unit or division in a substantially similar manner.

•                  Under the Amended Agreement, a Change of Control occurs when: (i) any person becomes a beneficial owner, directly or indirectly, of securities of the Company representing 15% or more of the total voting power represented by the Company’s then outstanding voting securities without the approval of the Board; (ii) a merger or consolidation occurs, whether or not approved by the Board, other than a merger or consolidation which results in the outstanding voting securities of the Company immediately prior to the merger or consolidation to represent more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets; or (iii) there is a change in the composition of the Board, as a result of which fewer than a majority of the directors are “Incumbent Directors.” Incumbent Directors are directors who are either (i) directors of the Company as of May 1, 2015, or (ii) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination. An individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of the Company’s directors is not considered an Incumbent Director.

•                  For a termination without Cause or for Good Reason within three months before a Change of Control or 18 months after a Change of Control, the named executive officer shall receive (i) monthly severance payments equal to the monthly salary the named executive officer was receiving immediately prior to the Change of Control for 18 months; (ii) monthly severance payments equal to 1/12th of the named executive officer’s target bonus for the fiscal year in which the termination occurs for 18 months; (iii) an additional pro rata portion of the named executive officer’s target bonus for the fiscal year in which the termination occurs calculated based on the number of months during such fiscal year the named executive officer was employed by the Company (and a prior fiscal year to the extent the bonus for such prior fiscal year has not yet been declared and paid by the Company) multiplied by the average of the actual bonus percentage payouts in the two most recent years prior to the year of termination; (iv) up to 18 months of reimbursement for premiums paid for COBRA coverage; and (v) if the Company determines in its sole discretion that it cannot provide the COBRA reimbursement benefits without potentially violating applicable laws, the Company will provide the named executive officer with an amount equivalent to 18 months of COBRA premium reimbursement as a taxable lump sum payment.

•                  If the named executive officer’s employment is terminated without Cause or for Good Reason within three months before a Change of Control or 18 months after a Change of Control, the vesting and exercisability of all equity awards granted to the named executive officer by the Company shall automatically vest in full and become immediately exercisable.

•                  For a termination without Cause or for Good Reason and not within three months before a Change of Control or 18 months after a Change of Control, the named executive officer shall receive (i) monthly severance payments equal to the monthly salary the named executive officer was receiving immediately prior to the termination date for nine months; (ii) monthly severance payments equal to 1/12th of the named executive officer’s target bonus for the fiscal year in which the termination occurs for nine months; (iii) an additional pro rata portion of the named executive officer’s target bonus for the fiscal year in which the termination occurs calculated based on the number of months during such fiscal year the named executive officer was employed by the Company (and a prior fiscal year to the extent the bonus for such prior fiscal year has not yet been declared and paid by the Company) multiplied by the average of the actual bonus percentage payouts in the two most recent years prior to the year of termination; (iv) up to nine months of reimbursement for premiums paid for COBRA coverage; (v) if the Company determines in its sole discretion that it cannot provide the COBRA reimbursement benefits without potentially violating applicable laws, the Company will provide the named executive officer with an amount equivalent to nine months of COBRA premium reimbursement as a taxable lump sum payment; and (vi) any then-outstanding and unvested equity awards are subject to 50% accelerated vesting.

The following named executive officers of the Company previously entered into Amended and Restated Change of Control and Severance Agreements, or the Agreements, with the Company:

Name	Title
John L. Slebir	Senior Vice President, Business Development and General Counsel and Secretary
Wesley W. Day, Ph.D.	Vice President, Clinical Development
Santosh T. Varghese, M.D.	Vice President, Medical & Regulatory Affairs, Pharmacovigilance, and QA

The Company intends to enter into an Amended Agreement with each of the afore-mentioned named executive officers on substantially the same terms as the Amended Agreement with Mr. Sanford, effective upon the expiration of the Agreements on July 19, 2015. The Amended Agreements make various changes to the Agreements, including:

•                  The definition of Good Reason has been clarified such that a voluntary termination of the named executive officer for (i) a material reduction or change in job duties, responsibilities and requirements inconsistent with the named executive officer’s position with the Company and the named executive officer’s prior duties, responsibilities and requirements, or (ii) a material reduction in the authority, duties, or responsibilities of the supervisor to whom the named executive officer is required to report shall not constitute Good Reason if a material reduction or change in job duties, responsibilities and requirements is, directly or indirectly, the result of a Company-wide reduction in budgets that affects each Company business unit or division in a substantially similar manner.

•                  For a termination without Cause or for Good Reason within three months before a Change of Control or 18 months after a Change of Control, (i) monthly severance payments equal to the monthly salary the named executive officer was receiving immediately prior to the Change of Control have been decreased from 24 months to 18 months; (ii) monthly severance payments equal to 1/12th of the named executive officer’s target bonus for the fiscal year in which the termination occurs have been decreased from 24 months to 18 months; (iii) an additional pro rata portion of the named executive officer’s target bonus for the fiscal year in which the termination occurs calculated based on the number of months during such fiscal year the named executive officer was employed by the Company (and a prior fiscal year to the extent the bonus for such prior fiscal year has not yet been declared and paid by the Company) multiplied by the average of the actual bonus percentage payouts in the two most recent years prior to the year of termination, rather than the pro rata portion of the named executive officer’s target bonus; (iv) the COBRA reimbursement period has been decreased from 24 months to 18 months; (v) if the Company determines in its sole discretion that it cannot provide the COBRA reimbursement benefits without potentially violating applicable laws, the Company will provide the named executive officer with an amount equivalent to 18 months of COBRA premium reimbursement as a taxable lump sum payment, rather than 24 months of COBRA premium reimbursement as a taxable lump sum payment; and (vi) outplacement services will not be provided, while outplacement services were previously provided with a total value not to exceed $20,000. Under the Agreements, the protection period was 24 months after a Change of Control.

•                  If the named executive officer’s employment is terminated without Cause or for Good Reason within three months before a Change of Control or 18 months after a Change of Control, the vesting and exercisability of all equity awards granted to the named executive officer by the Company shall automatically vest in full and become immediately exercisable. Under the Agreements, all equity awards granted to the named executive officer by the Company automatically vested in full and became immediately exercisable upon the closing of a Change of Control.

•                  For a termination without Cause or for Good Reason and not within three months before a Change of Control or 18 months after a Change of Control, (i) monthly severance payments equal to the monthly salary the named executive officer was receiving immediately prior to the termination date have been increased from six months to nine months; (ii) monthly severance payments equal to 1/12th of the named executive officer’s target bonus for the fiscal year in which the termination occurs have been increased from six months to nine months; (iii) an additional pro rata portion of the named executive officer’s target bonus for the fiscal year in which the termination occurs calculated based on the number of months during such fiscal year the named executive officer was employed by the Company (and a prior fiscal year to the extent the bonus for such prior fiscal year has not yet been declared and paid by the Company) multiplied by the average of the actual bonus percentage payouts in the two most recent years prior to the year of termination, rather than the pro rata portion of the named executive officer’s target bonus; (iv) the COBRA reimbursement period has been decreased from 24 months to nine months; (v) if the Company determines in its sole discretion that it cannot provide the COBRA reimbursement benefits without potentially violating applicable laws, the Company will provide the named executive officer with an amount equivalent to nine months of COBRA premium reimbursement as a taxable lump sum payment, rather than 24 months of COBRA premium reimbursement as a taxable lump sum payment; (vi) any then-outstanding and unvested equity awards are subject to 50% accelerated vesting, rather than accelerated vesting to the extent that any of the then-unvested and outstanding shares of the Company’s common stock subject to such equity awards otherwise would have vested through the date of the named executive officer’s termination had each such equity award been subject to a monthly vesting schedule from the vesting commencement date of such equity award through the last scheduled vesting date of such equity award; and (vii) outplacement services will not be provided, while outplacement services were previously provided with a total value not to exceed $20,000. Under the Agreements, the protection period was 24 months after a Change of Control.

The description of the Amended Agreement contained herein is a summary of its material terms, does not purport to be complete and is qualified in its entirety by reference to the form of Amended Agreement that is attached hereto as Exhibit 10.1.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description
10.1*	Form of Second Amended and Restated Change of Control and Severance Agreement.

*                                         Indicates management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, INC.

By:	/s/ John L. Slebir
John L. Slebir Senior Vice President, Business Development and General Counsel

Date:  June 24, 2015

EXHIBIT INDEX

Exhibit No.	Description
10.1*	Form of Second Amended and Restated Change of Control and Severance Agreement.

*              Indicates management contract or compensatory plan or arrangement.